CUSIP No. 00169100                         13G                     Page 26 of 27


Exhibit A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of AMC Entertainment, Inc and that this Agreement be included as an Exhibit to such statement.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 10th day of October, 2001.

Date:  October 10, 2001                 SANDLER CAPITAL MANAGEMENT
                                        By:  MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                        Name:  Moira Mitchell
                                        Title: President

Date:  October 10, 2001                 SANDLER CAPITAL PARTNERS V, L.P.
                                        By:  Sandler Investment Partners, L.P.,
                                             general partner
                                        By:  Sandler Capital Management,
                                             general partner
                                        By:  MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President

Date:  October 10, 2001                 SANDLER CAPITAL PARTNERS V FTE, L.P.
                                        By:  Sandler Investment Partners, L.P.,
                                             general partner
                                        By:  Sandler Capital Management,
                                             general partner
                                        By:  MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President

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CUSIP No. 00169100                         13G                     Page 27 of 27

Date:  October 10, 2001                 SANDLER CAPITAL PARTNERS V GERMANY, L.P.
                                        By:  Sandler Investment Partners, L.P.,
                                             general partner
                                        By:  Sandler Capital Management,
                                             general partner
                                        By:  MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President

Date:  October 10, 2001                 SANDLER INVESTMENT PARTNERS, L.P.
                                        By:  Sandler Capital Management,
                                             general partner
                                        By:  MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President

Date:  October 10, 2001                 ARH CORP.


                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: Secretary

Date:  October 10, 2001                 MJDM CORP.


                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President

Date:  October 10, 2001                 FOUR JK CORP.


                                        By: /s/ Moira Mitchell
                                            ------------------------------------
                                            Name:  Moira Mitchell
                                            Title: President


Date:  October 10, 2001                 By: /s/ Harvey Sandler
                                            ------------------------------------
                                            Harvey Sandler


Date:  October 10, 2001                 By: /s/ Michael J. Marocco
                                            ------------------------------------
                                            Michael J. Marocco


Date:  October 10, 2001                 By: /s/ John Kornreich
                                            ------------------------------------
                                            Name:  John Kornreich